UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2014

Medtronic, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota	55432
(Address of principal executive offices)	(Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.

In connection with the proposed acquisition (the “Transaction”) of Covidien plc (“Covidien”) by Medtronic, Inc. (“Medtronic”), Medtronic Holdings Limited (to be re-registered as a public limited company and renamed Medtronic plc) (“New Medtronic”) filed a registration statement on Form S-4 with the Securities and Exchange Commission, which was declared effective on November 20, 2014. The definitive joint proxy statement of Medtronic and Covidien, which also serves as a prospectus of New Medtronic and which forms a part of the Form S-4, was filed by each of Medtronic, Covidien and New Medtronic on November 20, 2014 (the “Joint Proxy Statement/Prospectus”).

Profit Forecast Document

In accordance with the Irish Takeover Panel Act, 1997, Takeover Rules 2013 (the “Irish Takeover Rules”), where Medtronic or Covidien issues earnings guidance (known as a “profit forecast” under the Irish Takeover Rules), that profit forecast must be repeated in the proxy statement sent to Covidien shareholders and certain attestations to that profit forecast must also be provided. As Medtronic has previously publicly disclosed a profit forecast for its 2015 fiscal year, that profit forecast has been repeated in the Joint Proxy Statement/Prospectus on pages 473 to 474, and also is enclosed with a letter (the “Profit Forecast Document”) being mailed to Covidien shareholders with the Joint Proxy Statement/Prospectus. In addition to setting out such profit forecast, the Profit Forecast Document includes reports from (1) Medtronic’s reporting accountants, the Irish firm of PricewaterhouseCoopers, One Spencer Dock, North Wall Quay, Dublin 1, Ireland (“PricewaterhouseCoopers”) (the “PricewaterhouseCoopers Report”), confirming that the Medtronic profit forecast has been properly compiled on the basis of the assumptions made by the directors of Medtronic and the basis of accounting used is consistent with the accounting policies of Medtronic, and (2) Medtronic’s financial advisor, Perella Weinberg Partners LP (“Perella Weinberg”) (the “Perella Weinberg Report”), confirming that it considers that the Medtronic profit forecast has been made with due care and consideration, each such report prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules.

PricewaterhouseCoopers has prepared the PricewaterhouseCoopers Report at Medtronic’s request solely to enable Medtronic to meet certain of its obligations pursuant to the Irish Takeover Rules. The PricewaterhouseCoopers Report was prepared in accordance with the Standards for Investment Reporting issued by the Auditing Practices Board for use in the United Kingdom and published by the Institute of Chartered Accountants in Ireland (the “Applicable Standards”). PricewaterhouseCoopers’s work on the Medtronic profit forecast does not constitute an audit. It was not carried out in accordance with auditing standards generally accepted in the United States of America or auditing standards of the Public Company Accounting Oversight Board (United States) nor does the PricewaterhouseCoopers Report constitute an examination, compilation or review under those standards. Accordingly, it should not be relied upon as if it had been carried out in accordance with those United States standards and practices or any standards other than the Applicable Standards.

In accordance with the Irish Takeover Rules, Medtronic is furnishing to Covidien shareholders the PricewaterhouseCoopers Report and the Perella Weinberg Report, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

The Profit Forecast Document and a letter that includes a statement that Medtronic has previously publicly disclosed regarding the synergies that may result from the Transaction (known as a merger benefit statement under the Irish Takeover Rules) that has been repeated in the Joint Proxy Statement/Prospectus on pages 477 through 478 and certain attestations to that merger benefit statement are being filed separately by Medtronic under Rule 425 of the Securities Act of 1933, as amended, substantially concurrently with this Current Report on Form 8-K.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	PricewaterhouseCoopers Report

99.2	Perella Weinberg Report

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION

New Medtronic has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes the Joint Proxy Statement of Medtronic and Covidien that also constitutes a Prospectus of New Medtronic. The registration statement has been declared effective by the SEC. Medtronic and Covidien have commenced making available to their respective shareholders the Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDTRONIC, COVIDIEN, NEW MEDTRONIC, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Medtronic, Medtronic and Covidien through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Medtronic and New Medtronic with the SEC by contacting Medtronic Investor Relations at investor.relations@medtronic.com or by calling 763-505-2696, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Covidien by contacting Covidien Investor Relations at investor.relations@covidien.com or by calling 508-452-4650.

PARTICIPANTS IN THE SOLICITATION

Medtronic, New Medtronic and Covidien and certain of their respective directors and executive officers and employees may be considered participants in the solicitation of proxies from the respective shareholders of Medtronic and Covidien in respect of the transactions contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Medtronic and Covidien in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus. Information regarding Medtronic’s directors and executive officers is contained in Medtronic’s Annual Report on Form 10-K for the fiscal year ended April 25, 2014 and its Proxy Statement on Schedule 14A, dated July 11, 2014, which are filed with the SEC. Information regarding Covidien’s directors and executive officers is contained in Covidien’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and its Proxy Statement on Schedule 14A, dated January 24, 2014, which are filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to New Medtronic’s, Medtronic’s and/or Covidien’s estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Medtronic’s and/or Covidien’s current perspective of existing trends and information as of the date of this communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. It is important to note that these goals and expectations are not predictions of actual performance. Actual results may differ materially from current expectations depending upon a number of factors affecting New Medtronic’s business, Medtronic’s business, Covidien’s business and risks associated with the proposed transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the Covidien acquisition; subsequent integration of the Covidien acquisition and the ability to recognize the anticipated synergies and benefits of the Covidien acquisition; the risk that the required regulatory approvals for the proposed transactions are not obtained, are delayed or are subject to conditions that are not anticipated; the anticipated size of the markets and continued demand for Medtronic’s and Covidien’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of Medtronic or Covidien debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the medical device industry, including competition in the medical device industry; product liability claims; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; variability of trade buying patterns; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; potential for adverse pricing movement; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; reduction or interruption in supply; product quality problems; the availability and pricing of third-party sourced products and materials; risks associated with self-insurance and commercial insurance; successful compliance with governmental regulations applicable to New Medtronic’s, Medtronic’s and Covidien’s facilities, products and/or businesses; changes in the laws and regulations, affecting among other things, pricing and reimbursement of pharmaceutical products; health care policy changes; risks associated with international operations; changes in tax laws or interpretations that could increase New Medtronic’s, Medtronic’s and/or Covidien’s consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in New Medtronic being treated as a domestic corporation for United States federal tax purposes; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Medtronic’s periodic public filings with the SEC, including but not limited to Medtronic’s Annual Report on Form 10-K for the fiscal year ended April 25, 2014, in Covidien’s periodic public filings with the SEC, including but not limited to Covidien’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013, and from time to time in Medtronic’s and Covidien’s other investor communications. Except as expressly required by law, each of New Medtronic and Medtronic disclaims any intent or obligation to update or revise these forward-looking statements.

Statement Required by the Irish Takeover Rules

The directors of Medtronic accept responsibility for the information contained in this document. To the best of the knowledge and belief of the directors of Medtronic (who have taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Bradley E. Lerman
Date: November 21, 2014		Bradley E. Lerman Senior Vice President, General Counsel and Corporate Secretary